Strong Foundation. Stronger Future. Simpson Manufacturing Co., Inc. Investor Presentation April 2026 Exhibit 99.2

Safe Harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements generally can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “outlook,” “target,” “continue,” “predict,” “project,” “change,” “result,” “future,” “will,” “could,” “can,” “may,” “likely,” “potentially,” or similar expressions. Forward-looking statements are all statements other than those of historical fact and include, but are not limited to, statements about future financial and operating results, our plans, objectives, business outlook, priorities, expectations and intentions, expectations for sales and market growth, comparable sales, earnings and performance, stockholder value, effective tax rates, capital expenditures, cash flows, the housing market, the home improvement industry, demand for services, share repurchases, our strategic initiatives, including the impact of these initiatives on our strategic and operational plans and financial results, and any statement of an assumption underlying any of the foregoing. Forward looking statements in this press release include, but are not limited to, statements regarding: anticipated consolidated operating margin for 2026; expected gain on the sale of vacant land; estimated effective tax rate for 2026; and projected capital expenditures for 2026. Forward-looking statements are subject to inherent uncertainties, risks and other factors that are difficult to predict and could cause our actual results to vary in material respects from what we have expressed or implied by these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those expressed in or implied by our forward-looking statements include the effect of tariffs and international trade policies on our business operations, the effects of inflation and labor and supply shortages on our operations and the operations of our customers, suppliers and business partners, volatile supply and demand conditions affecting prices and volumes in the markets for both our products and raw materials we purchase; and those discussed in the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other reports we file with the SEC. Additional risks include: the cyclicality and impact of general economic conditions; changing conditions in global markets including the impact of sanctions and tariffs, quotas and other trade actions and import restrictions; the impact of pandemics, epidemics or other public health emergencies; the impact of foreign currency fluctuations; potential limitations on our ability to access capital resources and borrowings under our existing credit agreement; restrictions on our business and financial covenants under our credit agreement; reliance on employees subject to collective bargaining agreements; and or ability to repurchase shares of our common stock and the amounts and timing of repurchases, if any. We caution that you should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Readers are urged to carefully review and consider the various disclosures made in our reports filed with the SEC that advise of the risks and factors that may affect our business, results of operations and financial condition. 2

Investment Highlights (1) Above market volume relative to U.S. housing starts. (2) As of December 31, 2025. (3) Time frame represents January 1, 2021 to March 31, 2026. Customer-centric business model, track record of above market volume growth(1), high brand recognition and trusted reputation Leader in structural solutions for wood connections with significant opportunities in all addressable markets Strong gross profit and operating margins with an EPS CAGR of 19.6%(2) over the last 10 years Strong balance sheet with less than 1x leverage ~53% of free cash flow returned to stockholders since 2021(3) exceeding 35% target Diversified product offerings serving customers across five end-use market segments 3

30+ Years as a Public Company (1) Since its debut at $11.50 per share ($2.875 split-adjusted) at its initial public offering (IPO) on May 25, 1994. Nearly 32 years and two stock splits later, shares of Simpson closed at $171.62 on March 31, 2026, which, together with quarterly dividends, has resulted in a total compound annual growth rate of approximately 13.9%. Performance Since IPO Operating Income (1994 – 2025) ~33x$14 M $458 M EPS Growth (1994 – 2025) ~59x$0.14 $8.24 4 Compound annual growth rate of ~14%(1) since 1994 IPO $171.62 Revenue Growth (1994 – 2025) ~15x$150 M $2.3 B $0.00 $50.00 $100.00 $150.00 $200.00 $250.00

Simpson’s Purpose and Unique Culture OUR MISSION OUR COMPANY VALUES 1. Relentless Customer Focus 2. Long-Range View 3. High-Quality Products 4. Be The Leader 5. Everybody Matters 6. Enable Growth 7. Risk-Taking Innovation 8. Give Back 9. Have Fun, Be Humble To deliver innovative solutions that help people design and build safer, stronger structures. 5

Our Strong Business Model Broad portfolio of solutions 15K standard & custom wood products 3K standard & custom concrete products 50+ software and web-app solutions Unparalleled availability and delivery ~98% product fill rate 24-48 hour typical delivery 48-hour turnaround on specials Same-day shipping availability Impactful industry outreach 26 training centers 1,000+ training workshops per year Partnering with organizations to support construction trades education Innovation leader Pioneer of construction solutions 8 R&D testing labs ~100 code evaluation reports 500+ patents worldwide Comprehensive service ~700 field sales reps Thousands of jobsite visits Dedicated customer service and technical support Longstanding relationships 25 of top 30 builders on a program 275+ builders representing >50% of US housing starts Millions of specifications Thousands of dealers & retailers Why Simpson? Our Customer-Centric Approach and Commitment to Exceptional Service 6 Data as of February 2026.

Simpson’s Value Proposition Our presence at every stage of the construction process — from compliance and specification to procurement and installation — creates an interconnected value chain, setting us apart and ensuring long-term market leadership. ▪ Code evaluation reports for products verify building code compliance ▪ Contribute to test protocols and involved with academia in full-scale building tests ▪ Engineered and tested seismic/high-wind products; design and product selection apps ▪ Provide load values, design guidance & support, field calls, project-specific testing ▪ Large product selection; highly specified connectors; mgmt & estimating software ▪ Merchandising/in-store support, online ordering, rebates, best-class customer service ▪ Easy-to-install products; builder spec, mgmt, estimating, deck software; value engineering ▪ Contractual relationships, rebates, product testing, best-in-class technical & field support Our Solutions and Services In-person and online product knowledge training and industry-specific educational workshops available, including classes with CEUs and PDHs for architects, engineers, and building officials.

Core Addressable Market (1)

Wood Connectors, ICS (Truss) & Lateral Systems	Fastening Systems	Concrete & Steel Connections
Addressable Market ~$3.8 B	Addressable Market ~$5.2 B	Addressable Market ~$2.9 B


33%
SSD Share
~$1.3 B


11%
SSD Share
~$0.6 B


12%
SSD Share
~$0.4 B

Many opportunities to **grow our product lines** across end-use markets

(1) Market share based on net sales as of the full year ended December 31, 2025. Market sizes based on internal estimates. Includes North America, Europe and Pacific Rim.

8

Digital Solutions & Services (Software, Web Apps, Estimating) Steel Connections (Cold-Formed Steel, Roof Framing) Lateral Systems (Shearwalls, Rod Systems) Integrated Component Systems (Truss Plates, Software) Fastening Systems (Structural & Deck Screws, Tools) Wood Connectors (Framing, Flooring, Roofing) Our broad and deep product offering includes 10,000+ standard and custom products for wood, concrete, and steel connections as well as digital solutions to make it easier to specify and order our products. Broad Portfolio of Solutions Note: Excluding ETANCO building envelope products only sold in Europe. Concrete Connections (Mechanical Anchors, Adhesives, RPS*) *Repair, Protection, and Strengthening Systems

Our market-focused approach enables us to better serve current customers while identifying opportunities to reach new customers with our product solutions. 5 Key End-Use Markets in North America See Appendix for additional details. Residential Construction Commercial Construction OEM National Retail Component Manufacturer 10

Driving Growth with Digital Solutions Make it easier to do business with Simpson through best-in-class online portal and digital experience 1 Use technology to streamline and strengthen partnerships with key customer groups 2 Provide software solutions that drive the specification and use of our products 3 Building out our digital offerings to serve customers across the building industry Key focus areas to make it easier to specify and order our products Specification tools (apps/selectors) Design/visualization, estimating, online ordering Option management, estimating Project management and truss design Free design software and plans 11

Europe Strategy Building Strong Brands in Our Core Business Grow with Our Strong Solutions In Our Highest Potential Markets Focus on the countries where we already operate Stronger effort in commercial new building and residential renovation Exploit the mass timber trend Further strengthen our #1 position in wood connectors Double structural fasteners Build on our strong position in facade Offer complete product solutions: Connectors Fasteners Anchors Targeted expansion in pavement reinforcement 12

Strong Business Drives Stockholder Value Across Operating Segments ($ USD Millions) Our 2025 Sales by Product… ($ USD Millions) $1.29 $1.38 $1.86 $1.94 $2.72 $2.98 $4.27 $6.12 $7.76 $8.26 $7.60 $8.24 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 EPS $0.55 $0.62 $0.70 $0.81 $0.87 $0.91 $0.92 $0.98 $1.03 $1.07 $1.11 $1.15 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 Dividends Per Share 13 Wood Construction $1,968 Concrete Construction $361 Other $4 North America $1,814 Europe $500 Asia/Pacific $19

Historical Market and Financial Performance Total Company Revenue & Profitability Relative to U.S. Housing Starts 14 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 0.0 0.2 0.4 0.6 0.8 1.0 1.2 1.4 1.6 1.8 2.0 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 $1,900 $2,000 $2,100 $2,200 $2,300 $2,400 H o u s in g S ta rts (M ) ($ M ) North America Net Sales Total Net Sales Gross Profit Income from Operations Housing Starts

Track Record of Above Market Growth Our global operations continue to outperform U.S. housing, and we are highly focused on driving above market volume growth while pursuing strong profitability. ~3% pts. on avg. above market 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 2.00 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2020 2021 2022 2023 2024 2025 H o u s in g S ta rts (M )S a le s V o lu m e ( $ M ) Volume US Housing Starts 15 (1) (1) Volume represents underlying organic revenue growth, calculated by adjusting total revenue to exclude pricing, acquisitions (first-year), and other non-volume impacts such as foreign exchange.

Significant Progress in a Flat Market 1.38 M U.S. housing starts (Census Bureau) Revenue $1.25 B Op. Income $250 M 2020 2025 Revenue $2.33 B Op. Income $458 M Pricing ~$510 M Volume ~$200 M Acquisitions ~$350 M 16 < 1.4 million U.S. housing starts in 2020 and 2025 1.36 M U.S. housing starts (Census Bureau) Other (Primarily FX) ~$20 M

Progress Made from 2020 to 2025 Despite market headwinds, we entered 2026 from a position of strength. ✓ ~$1.1 B more revenue ✓ ~$200 M more operating profit ✓ Clearer targets and strategies ✓ Stronger market leadership in connectors, improved share in fasteners and anchors ✓ Shifted to market-focused sales ✓ Promoted high-potential talent and external experts to senior leadership ✓ Transitioned to direct sales, away from two-step distribution ✓ Streamlined processes and focused on high-impact products ✓ Improved M&A process for smoother integrations ✓ Grew European business and nearing right-sized footprint ✓ Investments in manufacturing, logistics, and software development 17

Q1 2026 Net Revenue Performance Drivers ($ in millions) 4.2% ▪ 1Q26 benefits from realization of price increases implemented in 2025 ▪ FX is primarily driven by translation of European results ▪ Volume reflects softness in demand, particularly in Europe ▪ Mix/Other includes shipment mix favorability in the quarter 18 $539 $588 1Q25 Price FX Volume Mix/Other 1Q26 $380.0 $430.0 $480.0 $530.0 $580.0 6.1% 1.2%(1.0%)2.8% 9.1%

Operating Income Margin Outperformance Simpson Historical Operating Income Margin Versus Proxy Peer Average (1) Operating Income Margin Average 2006 - 2019 2020- 2021 2022- 2025 Proxy Peer Average(1) 8.6% 15.4% 16.2% SSD 13.7% 21.7% 20.5% (1) Proxy peer average includes: AOS, AAON, WMS, ALLE, AMWD, APOG, AWI, ATKR, AZEK, EXP, ROCK, JHX, LPX, DOOR, PATK, PGTI, NX, SUM, & TREX for the years 2006- 2023. AOS, AAON, WMS, AMWD, APOG, ALLE, AWI, ATKR, EXP, ROCK, JHX, LPX, NX, PATK, and TREX for the period ended December 31, 2025. (2) Fiscal 2026 operating margin outlook as of April 27, 2026. Please refer to the first quarter 2026 earnings press release issued on April 27, 2026 for additional details. 19 9.8% 4.3% 3.6% 4.0% 4.8% 5.1% 7.6% 7.3% 8.8% 11.1% 13.6%14.0% 13.1%13.0% 14.3% 16.5% 17.2%17.0%16.8% 14.0% 19.9% 15.1% 13.2% 6.0% 14.1% 12.3% 9.4% 11.6% 13.3% 13.8% 16.5% 14.2% 16.0% 15.9% 19.9% 23.4% 21.7% 21.5% 19.3% 19.6% 19.5% - 20.5%(2) 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026E Proxy Peer Average SSD-US

Well-Positioned to Drive Growth We are well-positioned to execute our growth strategy given our demonstrated commitment to disciplined capital allocation. D o lla r a m o u n ts s h o w n i n M ill io n s 20 $208 $151 $400 $427 $340 $459 $33 $44 $62 $89 $183 $161$8 $6 $811 $23 $79 $2 $40 $42 $44 $45 $47 $48 $76 $24 $79 $50 $100 $120 $158 $116 $995 $207 $408 $331 2020 2021 2022 2023 2024 2025 Cash Generated by Operations Capital Expenditures Acquisitions & Purchases of Intangible Assets Dividends Share Repurchases

Capital Return History $1.26 Billion 2021 – 2026(1) Cumulative Free Cash Flow defined as: Cash flow from operations ($1.81 B) less Capital expenditures ($0.55 B) Repurchases of Common Stock 33.7% Quarterly Cash Dividends 18.9% 21(1) Time frame represents January 1, 2021 to March 31, 2026.

Use of Cash Priorities Past and Potential Future Uses of Cash Flows Acquisitions Dividends Debt Repayment Share Repurchases ▪ Prioritizing facility expansions (capacity, service, efficiencies and safety) ▪ Investing in growth initiatives (engineering, marketing, sales personnel, testing capabilities, etc.) ▪ Evaluating potential M&A in the markets we operate (support key growth initiatives) ▪ Integrating ETANCO remains the priority ▪ Maintain quarterly cash dividends(2) ▪ Consistently and moderately raise dividends ▪ Capital return target of 35% of free cash flow(1) ▪ Focused on repaying debt incurred to finance the acquisition of ETANCO ▪ Selective and opportunistic share repurchases ▪ Repurchased $120 million of common stock in FY 2025 and $50 million year-to-date in 2026 as of March 31 ▪ $150 million share repurchase authorization effective January 1, 2026 through December 31, 2026 ▪ Capital return target of 35% of free cash flow(1) Organic Growth (1) The Company defines free cash flow as cash flow from operations less capital expenditures. (2) On January 28, 2026, the Company's Board of Directors declared a quarterly dividend of $0.29 per share, paid on April 23, 2026 to stockholders of record on April 2, 2026. Cash Flow From Operations 22

Investments to Meet Growing Demand Expansion of North American manufacturing operations to better serve our customers. Expansion of Columbus, OH Facility Greenfield Gallatin, TN Facility ▪ Future capacity to support growth ▪ Maintain safety standards ▪ Ensure excellent service levels ▪ Allow needed headcount growth ▪ Improve production costs Opened H1 2025 ▪ Support fastener sales growth ▪ Reduce dependence on imported products ▪ Achieve company fill rate standards ▪ Vertically integrate manufacturing Opened Q3 2025 23

Acquisition Strategy Accelerate our strategic growth priorities through M&A opportunities, maximizing long-term value. Strengthen our business model by expanding our product lines to develop complete solutions for the markets in which we operate Improve our manufacturing capabilities and supply chain efficiencies to reduce lead-times and bring production closer to the end customer Build a robust M&A pipeline; most actionable opportunities are smaller / tuck-in type acquisitions 24

Company Ambitions Strengthen our values-based culture1 Be the business partner of choice2 Strive to be an innovative leader in the markets we operate 3 (1) Volume represents underlying organic revenue growth, calculated by adjusting total revenue to exclude pricing, acquisitions (first-year), and other non-volume impacts such as foreign exchange. Drive above market volume(1) growth relative to U.S. housing starts 4 Maintain operating income margin of >20%5 Deliver EPS growth ahead of net revenue growth 6 25

Appendix

Innovation Leader Simpson is a pioneer of construction solutions and the industry standard for structural connectors. 1956 1966 1970 1996 1998 2005 1994 NYSE LISTING (SSD) OUR FOUNDER BARC SIMPSON EXPANSION INTO CONCRETE FIRST CONNECTOR FIRST HOLDOWN EXPANSION INTO WOOD SHEAR WALLS EXPANSION INTO FASTENING SYSTEMS 2003 OPENED TYE GILB TEST LAB EXPANSION INTO STEEL SHEAR WALLS 2008 EXPANSION INTO STAINLESS STEEL FASTENERS 2011 FURTHER EXPANSION INTO COLD-FORMED STEEL 2012 EXPANSION INTO CARBON FIBER SOLUTIONS EXPANSION INTO TRUSS SOFTWARE CONNECTOR MARKET LEADER 1993 EXPANSION INTO FASTENERS 2004 27

Innovation Leader (continued) Over the years, Simpson has remained an innovation leader in connectors, fasteners, lateral systems, anchors and construction software. 2016 2017 EXPANSION INTO BUILDER & LBM SOFTWARE EXPANSION INTO OUTDOOR DECORATIVE HARDWARE 2021 FURTHER EXPANSION INTO WOOD SHEAR WALLS 2022 EXPANSION INTO EUROPEAN COMMERCIAL BUILDING MARKET 2023 FURTHER EXPANSION INTO MASS TIMBER 2013 EXPANSION INTO ENGINEERED WOOD PRODUCTS SOFTWARE EXPANSION INTO EQUIPMENT SPACE (ESTIFRAME) 2024 (MONET DESAUW) FURTHER EXPANSION INTO ENGINEERED WOOD PRODUCT SOFTWARE 28 2025 FURTHER EXPANSION INTO COMPONENT MANUFACTURER SOFTWARE EXPANSION INTO DIY OUTDOOR DECORATIVE HARDWARE CONTINUED EXPANSION OF INNOVATIVE CONNECTOR FEATURES

Innovation Leader (continued)

A dedication to innovation through extensive **research and development**, academic **partnerships** and state-of-the-art **structural testing**.

Innovation by the numbers[1]

~300
Engineers

8
R&D Test Labs

~100
Code Reports

~500
Patents Worldwide

~200
Patents Pending

~1,800
Trademarks Worldwide

Testing is in our DNA





Large scale structural testing and individual solution testing provides us with a better understanding of how structures perform, advances our design technology and improves building safety.

(1) Data as of February 2026.

29

Residential End-Use Market Key Market Focus Areas Strategy ▪ Build and maintain strong relationships with Builders and pro-dealers ▪ Specify and create demand through national builders ▪ Ensure product availability through national pro-dealers ▪ Utilize connectors to grow other product lines ▪ Deliver digital solutions to accelerate building safer stronger structures ▪ Single family construction ▪ Multifamily construction ▪ Outdoor living (e.g., decks, pergolas, fences) ▪ Repair, remodel and retrofit applications ▪ National home builder relationships ▪ Lumber and building materials (LBM) relationships Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions 30

Commercial End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Call on and educate engineers and designers to drive specifications ▪ Provide training and support to contractors and distributors ▪ Deliver digital solutions that make it easy for engineers to specify and contractors to use our products ▪ Continue to build out solutions portfolio to increase breadth of line in anchors, fasteners and products for cold-formed steel ▪ Retail and office buildings ▪ Data center construction ▪ Institutional (education, healthcare) ▪ Manufacturing (factories, warehouses) ▪ Public and utilities (water treatment plants) ▪ Transportation (bridges, airports) 31

OEM End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Aligned with our business model; identify opportunity for existing connectors, fasteners, anchors and truss plates products into this market ▪ Engineer and launch value-added OEM-specific structural solutions ▪ Leverage our engineering testing capabilities ▪ Develop direct and distribution sales channels ▪ Utilize external innovation opportunities ▪ Offer custom connector fabrication for the Mass Timber industry ▪ Off-site construction (manufactured housing, modular construction, post-frame construction, prefab sheds) ▪ Mass timber construction ▪ Wood and steel fastening (crates, trailers, RV manufacturers, etc.) ▪ Material handling manufacturers 32

National Retail End-Use Market Key Market Focus Areas Strategy Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions ▪ Improve retail execution through merchandising, product development, and marketing ▪ Continue expanding availability of all product lines, and increase in-store training ▪ Enable consumers to customize, design and create bill-of- materials with software ▪ Partner with home center brand advocates, and invest in retail media to maximize e-commerce sales ▪ Utilize external innovation opportunities ▪ Large home centers ▪ Co-ops / retail chains ▪ Farm & hardware supply retailers ▪ Pro customer strategy ▪ eCommerce growth ▪ DIY customers 33

Component Manufacturer End-Use Market Key Market Focus Areas Strategy ▪ Continue to develop functional, stable, open software ▪ Continue to increase truss plate manufacturing capacity to support growth ▪ Further build internal talent pool for implementation, training and high touch service and support ▪ Provide a modest equipment offering ▪ Industry involvement and strong relationships ▪ Component manufactures who build roof and floor trusses, offer EWP solutions and/or wall panel solutions ▪ Equipment solutions ▪ Large LBMs ▪ Offsite construction – i.e., fully integrated builders Key Product Lines Wood Connection Products Fastening Systems Concrete Connection Products Integrated Component Systems (Truss) Digital Solutions Multi Module Software Offering 34

Digital Solutions Building out our digital offerings to serve customers across the building industry. 35 Specification tools (apps/selectors) Design/visualization, estimating, online ordering Option management, estimating Project management and truss design Free design software and plans

Corporate Social Responsibility Environmental: Committed to continuously improving the efficiency of our resource use to lessen our impact, and designing and manufacturing products with environmental conservation in mind Manufacturing Facilities ▪ GOAL: Minimize amount of total waste generated by manufacturing processes through companywide lean practices ✓ In 2025, continued the work at each of our facilities to advance toward appropriate environmental stewardship practices Energy Conservation ▪ GOAL: Improve energy efficiencies at facilities globally to ensure eco-friendly, cost-effective operations ✓ In 2025, continued various energy conservation initiatives across our operations Waste Reduction and Recycling ▪ GOAL: Support the Circular Economy by minimizing our largest recognized waste stream and sending unused steel back upstream ✓ Continuously work to improve the design of our products to minimize scrap steel during the stamping process, reducing costs and energy Sustainable Building Practices ▪ GOAL: Support sustainable business practices through use of green building technology and non-toxic materials ✓ Completed testing on a 10-story mass-timber structure, paving the way for increased adoption of regenerative construction materials 36

Corporate Social Responsibility Social Responsibility: Dedicated to ensuring everyone at our Company feels included, valued, empowered, and equipped with the tools and confidence to improve, learn and thrive personally and professionally Inclusion and Belonging ▪ GOAL: Foster diversity in our workforce and maintain representation of differing genders, ages, races, ethnicities, and abilities ✓ Partnered with DiversityJobs to promote our job postings, and recently established a promotion guide to ensure a fair and consistent approach Leadership and Development ▪ GOAL: Ensure all employees have access to opportunities to grow and thrive in their careers with the Company ✓ Launched employee skills assessment and began creating meaningful development programs to ensure continued employee growth Human Capital Management ▪ GOAL: Strengthen our values-based leadership and culture based on our Company value that Everybody Matters ✓ Formed a partnership with Gallup to conduct our biannual Global Employee Engagement Survey Health and Safety ▪ GOAL: Provide the highest standard of safety and create a healthy working environment ✓ In 2025, improved the global Total Recordable Incident Rate to 0.79, reflecting top-tier safety performance versus industry benchmarks 37

Strong Foundation. Stronger Future.